UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


 Date of Report (Date of earliest event reported) June 16, 2004 (May 26, 2004)



                                 ROO GROUP, INC.
             (Exact name of registrant as specified in its charter)


        DELAWARE                     0-25659                     11-3447894
        --------                     -------                     ----------
(State of Incorporation)     (Commission File Number)          (IRS Employer
                                                             Identification No.)

62 White Street, Suite 3A, New York, New York                      10013
  (Address of principal executive offices)                       (zip code)

Registrant's telephone number, including area code:  (646) 320-4394

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SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT
OF 1995:

This Form 8-K contains forward-looking statements as defined by the Private Securities Litigation Reform Act of 1995. Forward-looking statements include statements concerning plans, objectives, goals, strategies, future events or performance, and underlying assumptions and other statements which are other than statements of historical facts. These statements are subject to uncertainties and risks including, but not limited to, product and service demand and acceptance, changes in technology, economic conditions, the impact of competition and pricing, government regulation, and other risks defined in this document and in statements filed from time to time with the Securities and
Exchange Commission. All readers are encouraged to review this Form 8-K, including with specific reference the section entitled "Risk Factors." All such forward-looking statements, whether written or oral, and whether made by or on behalf of the Company, are expressly qualified by the cautionary statements and any other cautionary statements which may accompany the forward-looking statements. In addition, the Company disclaims any obligation to update any forward-looking statements to reflect events or circumstances after the date hereof.

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

ASSET PURCHASE OF ONLINE MUSIC CONTENT PROVIDER, UNDERCOVER MEDIA PTY LTD.

On May 26, 2004, Roo Group, Inc. (the "Company") entered into an asset purchase agreement (the "Agreement") to purchase the business and business assets of Undercover Media Pty Ltd., a Victorian, Australia corporation ("Undercover"). The purchase price for Undercover's assets consists of 1,000,000 shares of restricted common stock of the Company to be issued to the Cashmere Family Trust, the beneficiaries of which control Undercover. The purchase price consists of additional shares of restricted common stock to be issued, if at all, upon Undercover attaining certain performance milestones. The Company shall assume no liabilities of Undercover.

Pursuant to the terms of the Agreement, the Company is to issue additional shares of restricted common stock in the following manner: (a) upon the Company's commercial launch of a broadband music portal suitable for operation as a stand alone site that is capable of worldwide syndication, the issuance of that number of shares of common stock that is the quotient of (X) US$75,000 divided by (Y) the average closing sale price of the shares of common stock for the previous five trading days (the "Closing Sale Price") prior to such commercial launch: (b) upon the execution of an agreement for the supply and worldwide syndication of music videos with an aggregate of four mutually acceptable major music labels, the issuance of that number of shares of common stock that is the quotient of (X) US$75,000 divided by (Y) the Closing Sale Price prior to the execution of the last of the four said agreements; (c) upon the generation of at least US$30,000 per month in revenues for three consecutive months attributable to the Company's music subdivision, the issuance of that number of shares of common stock that is the quotient of (X) US$75,000 divided by (Y) the Closing Sale Price prior to the determination that such revenues have been achieved; and (d) upon obtaining an aggregate of thirty video interviews with mutually acceptable recognized artists; the issuance of that number of shares of common stock that is the quotient of (X) US$75,000 divided by (Y) the Closing Sale Price prior to the last of the thirty interviews.

The closing for the purchase of Undercover's assets is subject to certain conditions and, if such closing is not consummated by June 30, 2004, the Company or Undercover may terminate the Agreement. The Company was also given the right to terminate the Agreement without liability by notifying Undercover at anytime within 15 days of the date of the Agreement.

Included in the purchase is the WWW.UNDERCOVER.COM.AU web site, which currently serves approximately 500,000 visitors per month with 55% from the USA, 18% from Europe, 7% from Asia and 20% from other countries throughout the world. The Undercover website, through its relationship with HMV, clearly displays the link between music content and the sale of music; the user reads the article or interview and can then click through the purchase the artist's CD from HMV's web site.

Undercover will operate as an independent business subdivision of Roo Group and the management of Undercover, which has displayed a successful track record, will all be retained. Roo Group anticipates that the combined groups

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will  leverage  Roo's video  solutions  and  expertise  and  Undercover's  music industry expertise to produce a range of exciting new online music solutions to offer to their respective customers.

BUSINESS OF UNDERCOVER

Established in February 1995, Undercover believes it is a pioneer brand for global online music. Featuring original music content ranging from raw interview footage to propriety editorial content combined with industry released footage, Undercover has served both the music industry and music community with daily music news, reviews and editorial bulletins. The loyal audience combined with direct music industry relationships has made Undercover media content a credible and reliable daily account of the music entertainment arena.

Undercover is a provider of music content, including photos, articles and interviews, to websites worldwide. Its clients include Telstra Corporation, AAP and Coca Cola, and its distribution partners include Google, VH1, Nova, Artist Direct and News Now. In addition, Undercover has a strategic online partnership with HMV for online music sales.

MANAGEMENT OF THE COMPANY SUBSEQUENT TO THE ACQUISITION OF UNDERCOVER

There will be no change in the management of the Company as a result of the acquisition of Undercover. Furthermore, the business of Undercover will be operated as an independent subsidiary of the Company and the management of Undercover, which has displayed a successful track record, will be retained and continue to manage Undercover.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

There are no material relationships between the shareholders of Undercover and the Company or any of its affiliates, any director or officer of the Company, or any associate of any director or officer of the Company.

RISK FACTORS

THERE WAS NO FORMAL VALUATION DETERMINING THE FAIRNESS OF THE CONSIDERATION FOR THE ACQUISITION. The consideration for the acquisition was determined by arms' length negotiations between Company management and Undercover management, but there was no formal valuation of Undercover by an independent third party. We did not obtain a fairness opinion by an investment banking firm or other qualified appraiser. Since the acquisition of Undercover did not require the approval of our stockholders, we are unable to determine whether our stockholders would have agreed with the determination by our board of directors that the terms of the acquisition were fair and in the best interests of our stockholders.

WE MAY NOT BE ABLE TO EFFECTIVELY INTEGRATE UNDERCOVER, WHICH WOULD BE DETRIMENTAL TO OUR BUSINESS. Acquisitions may involve numerous risks, including difficulty in integrating operations, technologies, systems, and products and services of acquired companies, diversion of management's attention and disruption of operations, increased expenses and working capital requirements and the potential loss of key employees and customers of acquired companies. In addition, acquisitions may involve financial risks, such as the potential liabilities of the acquired businesses, the dilutive effect of the issuance of additional equity securities, the incurrence of additional debt, the financial impact of transaction expenses and the amortization of goodwill and other intangible assets involved in any transactions that are accounted for by using the purchase method of accounting, and possible adverse tax and accounting effects. Any of the foregoing could materially and adversely affect our business.

FAILURE TO PROPERLY MANAGE OUR POTENTIAL GROWTH WOULD BE DETRIMENTAL TO OUR BUSINESS. Any growth in our operations will place a significant strain on our resources and increase demands on our management and on our operational and administrative systems, controls and other resources. There can be no assurance that our existing personnel, systems, procedures or controls will be adequate to support our operations in the future or that we will be able to successfully implement appropriate measures consistent with our growth strategy. As part of this growth, we may have to implement new operational and financial systems, procedures and controls to expand, train and manage our employee base and maintain close coordination among our technical, accounting, finance, marketing, sales and editorial staffs. We cannot guarantee that we will be able to do so, or that if we are able to do so, we will be able to effectively integrate them into our existing staff and systems. We may fail to adequately manage our anticipated future growth. We will also need to continue to attract, retain and integrate personnel in all aspects of our operations. Failure to manage our growth effectively could hurt our business.

BENEFICIAL OWNERSHIP OF THE COMPANY SUBSEQUENT TO THE ACQUISITION OF UNDERCOVER

As of May 10, 2004, the Company had 172,131,877 shares of common stock issued and outstanding. The following table sets forth, as of May 10, 2004, information regarding the beneficial ownership of the Company's Common Stock based upon the most recent information available to the Company for (i) each person known by the Company to own beneficially more than five (5%) percent of its outstanding Common Stock, (ii) each of its officers and directors, and (iii) all of its officers and directors as a group. Unless otherwise indicated, each of the persons listed below has sole voting and investment power with respect to the shares beneficially owned. Furthermore, unless otherwise indicated, the address of the beneficial owner is c/o ROO Group, Inc., 62 White Street, Suite 3A, New York, NY 10013.


Title           Name and Address                  Amount and Nature     Percent
of Class        of Beneficial Owner               of Beneficial Owner   of Class

--------------------------------------------------------------------------------

Common Stock    Robert Petty                      78,000,000 (1)        43.79%

Common Stock    Avenue Group, Inc.                40,000,000            23.24%
                15303 Ventura Blvd.
                9th Floor
                Sherman Oaks, CA 91403

Common Stock    Midnight Bay Holdings Pty., Ltd.  25,000,000            14.52%
                11 Torresdale Court
                Toorak Victoria 3142
                Australia

Common Stock    Robin Smyth                       5,000,000 (2)         2.85%

Common Stock    All Directors and                 83,000,000            45.82%
                Executive Officers
                as a Group

----------
(1) Includes 6,000,000 shares that are issuable upon the exercise of outstanding incentive stock options issued by the Company on April 8, 2004. Such options vest on May 8, 2004, are exercisable at $.1265 per share and expire on May 8, 2006.

(2) Includes 400,000 shares held indirectly through the Smyth Family Trust. Also includes 3,000,000 shares that are issuable upon the exercise of outstanding incentive stock options issued by the Company on April 8, 2004. Such options vest on May 8, 2004, are exercisable at $.1265 per share and expire on May 8, 2006.

DESCRIPTION OF SECURITIES

COMMON STOCK

In consideration for its acquisition of the assets of Undercover, the Company will issue 1,000,000 shares of its common stock, par value $0.0001 per share (the "Common Stock"), and may issue additional shares of common stock of certain milestones are met.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION, AND EXHIBITS

       (a) EXHIBITS - THE FOLLOWING DOCUMENTS ARE ATTACHED AS EXHIBITS TO THIS REPORT ON FORM 8-K:

       2.1 Asset Purchase Agreement, dated as of May 26, 2004, by and among ROO Group, Inc., a corporation formed under the laws of the State of Delaware, Undercover Holdings Pty Ltd., a Victorian Australian corporation, and Undercover Media Pty Ltd, a Victorian Australian corporation.

       99.1   Press Release dated May 18, 2004 and June 1, 2004.

       Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.


                                                ROO GROUP, INC.



                                                By: /s/ Robert Petty
                                                   -----------------------------
                                                        Robert Petty, CEO


June 16, 2004